[GRAPHIC OMITTED]

             GRANDE LOAN tm/smI: PRELIMINARY STRUCTURAL TERM SHEET

                           $942,890,000 (Approximate)
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                Series 1997-GL I

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do no represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you.

This material is furnished to you solely by Goldman, Sachs & Co. and not by the issuer of the securities or any of its affiliates. Goldman, Sachs & Co. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

Preliminary  Overview of the
Certificates:

        Anticipated
          Cut-Off     Ratings:
          Date        Moody's/         Avg.     Mod.               Anticipated
          Balance      Duff &          Life    Dur.     Principal    Credit
Class (1) ($000's)   Phelps/Fitch     (yrs)(2) (yrs)(2)  Window(2)   Support
-------------------------------------------------------------------------------
Publicly Offered Securities:

A-1      $ 50,000        Aaa/AAA/AAA   6.92    5.51       7/04         31.0%
A-2A      131,100        Aaa/AAA/AAA   3.19    2.75      9/97-12/03    31.0
A-2B      240,900        Aaa/AAA/AAA   6.33    5.00       12/03        31.0
A-2C       30,000        Aaa/AAA/AAA   8.08    6.00      12/03-4/07    31.0
A-2D      222,190        Aaa/AAA/AAA   9.67    6.85       4/07         31.0
B          78,160        Aa2/AA/AA     9.71    6.85      4/07-5/07     23.0
C          14,660        Aa3/AA-/AA-   9.87    6.92      5/07-7/07     21.5
D          53,760        A2/A/A-       9.92    6.93       7/07         16.0
E          14,650        A3/A-/A-      9.92    6.90       7/07         14.5
F          48,860        Baa2/BBB/BBB  9.92    6.89       7/07          9.5
G          58,620        NR/NR/BBB-   15.41    8.81      7/07-7/14      3.5

Privately Offered Securities:

H         $34,209        NR/NR/NB
X-1A      (49,995)       Aaa/AAA/AAA
X-1B      (49,995)       Aaa/AAA/AAA
X-2A      (892,890       Aaa/AAA/AAA
---------------------------------------------------------------

(1)  Other Privately Offered Certificates are not represented in this table.

(2) Assuming payment in full based on 0 CPR at the earlier of ARD or Maturity Date. See Scenario 1 in the Offering Cirucular.

- All loans (except the AAPT Floating Rate Component) locked out with U.S. Treasury defeasance thereafter

- Property appraisals to be included with the preliminary offering circular on CD-ROM

-    Monthly ongoing property-level financial reporting for 7 of the loans

Key Features:

Mortgage Loan Seller:        GS Mortgage Securities Corporation II

Underwriter:                 Goldman, Sachs & Co.

Master Servicer:             GMAC Commercial Mortgage Corporation ("GMACCM")

Special Servicer:            GMACCM: All loans except Century
                                     Plaza Towers and
                                     Whitehall Pool
                             AMRESCO Management:  Century
                                     Plaza Towers,
                                     Whitehall Pool

Trustee:                      LaSalle National Bank

Fiscal Agent:                 ABN AMRO Bank N.V.

Expected Pricing:             On or about August 7, 1997

Expected Settlement:          On or about August 13, 1997

Cut-Off Date                  August 11, 1997

First Payment Date:           September 15, 1997

Distribution Date:            The second  Business Day following the 11th day of
                              each month

Interest Accrual Period:      Class  A-1:  Prior  Distribution  Date  to the day
                              preceding the current Distribution Date. All other
                              Classes: Prior calendar month

Day Count:                    Class A-1: Actual/360, all other classes: 30/360

Rated Final Distribution      July 11, 2030
Date:

Clean Up Call:                1% of the Cut-Off date principal balance

ERISA Eligible:               The  Underwriter  believes that the  conditions to
                              the applicability of the Underwriter's exemption will generally be met with respect to the Classes
                              A-1, A-2A, A-2B, A-2C, A-2D Certificates

Structure:                    Sequential Pay

Tax Treatment:                REMIC

Rating Agencies:              Moody's, Duff & Phelps, Fitch

Servicer Advancing:           Yes

Minimum Denomination:         $10,000

Delivery:                     DTC/CEDEL/Euroclear

[GRAPHIC OMITTED]


                           $942,890,000 (Approximate)
                      GS Mortgage Securities Corporation II
                  Commercial Mortgage Pass-Through Certificates
                                Series 1997-GL I


Selected Loan Data:
Cut-off Date Balance:
    (as of August 11, 1997)                    $977,099,000
Number of Mortgage Loans:                                 8
Number of Properties:                                    96
Weighted Average Coupon:                               7.89%
Weighted Average DSCR:                                 1.70x
Weighted Average Cut-Off Date LTV:                     55.1%
Weighted Average LTV at ARD (1) (2):                   47.8%
Weighted Average Remaining Term to ARD :          106 months
Weighted Average Seasoning :                        5 months

(1) For the Whitehall Pool Loan and the 380 Madison Loan, the Maturity Date is used as the Anticipated Repayment Date.

(2)  "ARD" is the Anticipated Repayment Date.

                              Overview of the Loans


                                                              Cut-Off Date Principal Balance
                                                              ------------------------------
                                         Number
  Loan Name                                of     Property                % by
                                       Properties  Type      ($000's)    Balance    LTV
----------------------------------------------------------------------------------------------
Cadillac Fairview Pool                      8   Retail        $258,460   26.5       62%
Century Plaza Towers                        1   Office         229,369   23.5       50
AAPT (1)                                   48   Office, Ind    125,149   12.8       52
380 Madison                                 1   Office          89,000    9.1       45
CAP Pool (2)                               25   Office, Ind     87,946    9.0       61
Whitehall Pool                             11   Retail,         72,228    7.4       44
                                                Office, Ind
Ritz Plaza                                  1   Multifamily     62,365    6.4       67
Montehiedra                                 1   Retail          52,580    5.4       57
                                           --                 --------   ------    ---
Total                                      96                 $977,099(3)100%(1)    55%


----------
(1)  "AAPT" is the Atlantic American Properties Trust Pool Loan.
(2)  "CAP" is the Commonwealth Atlantic Properties Pool.
(3)  Balances may not sum to total due to rounding.




                           Geographic Diversification

                                     Cut-Off Date Principal Balance
                               -------------------------------------------
Geographic          Number of               % by
Distribution        Properties ($000's)     Balance     DSCR      LTV
-----------------   ---------- --------     -------     -----     ---

California                8    $271,054       27.7%       1.75x   48.9%
New York                  4     227,576       23.3        1.72    58.4
Virginia                 26     106,420       10.9        1.74    59.9
Pennsylvania             35      79,426        8.1        1.64    54.4
Puerto Rico               1      52,580        5.4        1.69    57.2
Louisiana                 1      51,096        5.2        1.53    63.9
Mississippi               1      50,698        5.2        1.66    59.6
Delaware                  2      35,290        3.6        1.60    59.3
Georgia                   2      30,816        3.2        1.72    60.0
Other                    16      72,143        7.4        1.69    54.1
                         ---    -------        ----       ----    ----
Total                    96    $977,099      100.0%       1.70x   55.1%




                        Diversification by Property Type

                               Cut-Off Date Principal Balance
                            ------------------------------------
                    Number
                     of                 % by
 Property Type    Properties ($000's)  Balance       DSCR     LTV

Office                 66   $556,712      57.0%    1.81      51.4%
x
Retail                 11    324,229      33.2     1.59      61.3
Multi-Family            1     62,365       6.4     1.34      67.4
Industrial             16     32,512       3.3     1.74      51.7
Land                    2      1,279       0.1     (3.03)    14.6
                 --------   --------  ------    ----------   ----
Total                  96   $977,099(1)  100.0%     1.70(x)  55.1%

------------
(1)   Balances may not sum to total due to rounding.

                            Overview of Certificates


                        Approximate Securities Structure
                        --------------------------------

                                    Anticipated Ratings:                                                               Anticipated
                   Cut-Off Date           Moody's/                           Bond            Avg.        Principal        Credit
Class (1)             Balance        Duff & Phelps/Fitch    % of Total       Type         Life (yrs)(2)  Window (2)      Support
----------------- ---------------- ------------------------ ----------- ---------------- -------------- ------------- -------------

Publicly Offered Securities:
A-1              $ 50,000,000         Aaa/AAA/AAA               5.1  %       LIBOR            6.92      7/04              31.0 %
A-2A              131,100,000         Aaa/AAA/AAA              13.4          Fixed            3.19      9/97-12/03        31.0
A-2B              240,900,000         Aaa/AAA/AAA              24.7          Fixed            6.33      12/03             31.0
A-2C               30,000,000         Aaa/AAA/AAA               3.1          Fixed            8.08      12/03-4/07        31.0
A-2D              222,190,000         Aaa/AAA/AAA              22.7          Fixed            9.67      4/07              31.0
B                  78,160,000         Aa2/AA/AA                 8.0      Adjusted WAC         9.71      4/07-5/07         23.0
C                  14,660,000         Aa3/AA-/AA-               1.5      Adjusted WAC         9.87      5/07-7/07         21.5
D                  53,750,000         A2/A/A-                   5.5      Adjusted WAC         9.92      7/07              16.0
E                  14,650,000         A3/A-/A-                  1.5      Adjusted WAC         9.92      7/07              14.5
F                  48,860,000         Baa2/BBB/BBB              5.0      Adjusted WAC         9.92      7/07               9.5
G                  58,620,000         NR/NR/BBB-                6.0      Adjusted WAC        15.41      7/07-7/14          3.5
Privately Offered Securities:
H                 $34,208,999         NR/NR/BB                  3.5  %   Adjusted WAC
X-1A              (49,995,000)        NR/NR/AAA                               IO
X-1B              (49,995,000)        NR/NR/AAA                               IO
X-2A             (892,890,000)        NR/NR/AAA                               IO

----------------
(1)  Other Privately Offered Certificates are not represented in this table.

(2) Assuming payment in full based on 0 CPR at the earlier of ARD or Maturity Date. See Scenario 1 in the Offering Circular.


                                [GRAPHIC OMITTED]

Note: This chart intends to reflect the size of each Class and the approximate Certificate coupon under the Scenario I base case.

Structural Overview

            Principal Cash Flow Timeline for Group 2 Certificates (1)

   [GRAPHIC OMITTED]

(1) Assuming payment in full at the earlier of ARD or Maturity Date, based on 0 CPR. See Scenario 1 in the Offering Cirucular.

Note:  Time 0 is assumed to be September 13, 1997.

            Final Principal Payment Date for Group 2 Certificates (2)

                                [GRAPHIC OMITTED]

Note:  Time 0 is assumed to be September 13, 1997.

(1) For the Whitehall Pool Loan and the 380 Madison Loan, the Maturity Date is used as the Anticipated Repayment Date.

(2) Assuming payment in full at the earlier of ARD or Maturity Date based on 0 CPR. See Scenario 1 in the Offering Cirucular.

-    The Mortgage Pool will consist of two Loan Groups:

     -    Loan Group 1: Floating rate components of AAPT Pool Loan

     - Loan Group 2: Fixed rate component of AAPT Pool Loan and all other Mortgage Loans

- Loan Group 1 will be allocated in the following payment priorities: Class A-1, A-2A, A-2B, A-2C, A-2D, B, C, D, E, F, G and H

     Loan Group 2 will be allocated in the following payment priorities: Class A-1 to the extent of undercollateralization; then Class A-2A, A-2B, A-2C, A-2D, A1, B, C, D, E, F, G, and H

- The Class A-1 Coupon will equal 1-month LIBOR+ [ ] through the Distribution Date in July 2004 and thereafter the lesser of 1-month LIBOR+70 bps and the Group 1 WAC Rate or if Loan Group 1 is no longer outstanding, 10%

- Class A-1 will pay interest on an Actual/360 basis. All other Classes will pay interest on a 30/360 basis

- All fixed components are locked out from prepayment until a minimum of 2 years from the closing of the securitization. After the lockout period, each fixed component is prepayable based on full U.S. Treasury defeasance of anticipated loan cash flows


                            Call Protection Time Line


                                [GRAPHIC OMITTED]

Note: Time 0 is assumed to be the expected closing date, August 13, 1997.

Overview of the Loans

                    Cut-Off                                                               Cut-
                     Date                    Number       Under-                           Off                   Lock-
                    Balance    Property        of        Written   Interest Amort         Date     ARD      ARD   out      Maturity
Property            ($000's)      Type      Properties  NCF (000's)  Rate   (yrs) DSCR(1)  LTV    Balance  LTV(1) Term(2)   ARD (3)
-----------------------------------------------------------------------------------------------------------------------------------
Cadillac Fairview  $258,460   Retail              8    $  35,874   7.935%    30    1.56x    63%   $240,480   58%  2 yrs    12/11/03
Pool
Century Plaza       229,369   Office              1       35,719   8.039     30     1.76    50     201,899   44   2 yrs    4/09/07
Towers
AAPT Pool           125,149   Office, Ind        48       18,692  (4) (6)   (5)  1.74(6)    52   59,239(7)   25   (8)         (9)
380 Madison          89,000   Office              1       16,000   7.848   (10)     2.26    45      74,673   38   2 yrs    7/11/14
CAP Pool             87,946   Office,  Ind       25       11,868   7.480     30     1.59    61      76,589   53    (7)     7/01/07
Whitehall Pool       72,228   Retail,            11       12,617   8.680     25     1.74    44      69,173   42   N.A.     9/10/00
                              Office, Ind
Ritz Plaza           62,365   Multifamily         1        7,573   8.135     30     1.34    67      55,203   60   2 yrs    4/11/07
Montehiedra          52,580   Retail              1        8,091   8.230     30     1.69    57      45,536   51   2 yrs    5/11/07
                   -----------                  -----  ---------- -------    --     ----    --    --------   --
Total/Weighted    $977,099 (11)                  96     $142,967   7.889%          1.70x    55%   $822,792   48%
Avg.

(1)  Based on Underwritten Net Cash Flow.

(2)  Lockout is from the date of the securitization.

(3) For the Whitehall Loan and the 380 Madison Loan, the Maturity Date is used as the Anticipated Payment Date.

(4)  $75,149,361  fixed  at  7.48%;  $30,000,000  floating  at  LIBOR  + 93 bps,
     $20,000,000 floating at LIBOR + 76 bps.

(5) $4,117,801 fully amortizing over a 53 month term; $71,100,000 amortizing over a 305 month term for the first 84 months thereafter a 276 month schedule for the next 36 months; $50,000,000 interest only for the first 84 months.

(6)  For the AAPT Pool floating pieces, the actual current coupons are assumed.

(7) For the AAPT Pool Loan, the balance is shown as of July 11, 2007, the ARD for the fixed component.

(8)  Locked out until July 11, 2000; does not apply to AAPT floating component.

(9)  $71,031,559: 7/11/07; $50,000,000: 7/11/04.

(10) First five years, interest only; 30 year amortization thereafter.

(11) Balances may not sum to total due to rounding.

                         Credit-Enhancing Loan Features

                          Principal                Removal of         Reserve     Lock Box/             Cross
Loan                      Repayment             Property Manager    Accounts (1)  Sweep Account    Structuralization  Reporting
------------------------- ------------------- --------------------- ------------- ---------------- ----------------- ------------
Cadillac Fairview Pool    ARD (2)             Yes                     All (4)     Hard Lockbox           Yes         M/Q/Y
Century Plaza Towers      ARD (2)             Yes                     All (5)     Springing              N.A.        M/Q/Y
                                                                                  Lockbox
AAPT Pool                 ARD (2)(3)          Low DSCR Reserve          All       Sweep Account          Yes         M/Q/Y
380 Madison Avenue        Maturity            N.A.                      N.A.      Springing              N.A.        Y
                                                                                  Lockbox
CAP Pool                  ARD (2)             Low DSCR Reserve          All       Sweep Account          Yes         M/Q/Y
Whitehall Pool            Maturity            Yes                       All       Sweep Account          Yes         M/Q/Y
Ritz Plaza                ARD (2)             Low DSCR Reserve         Cap Ex     Springing              N.A.        M/Q/Y
                                                                                  Lockbox
Montehiedra Town Center   ARD (2)             Yes                       All       Hard Lockbox           N.A.        M/Q/Y


(1) Reserve accounts include both up front and ongoing reserves. "All" includes TI/LC/DM/Cap Ex.

(2) At the Anticipated Repayment Date, if the loan has not been repaid in full, hyperamortization commences. Specifically, the interest rate increases by 2% and all excess cash flow is used to reduce the outstanding principal balance; the additional 2% interest is deferred until the principal balance is zero.

(3)  Only applies to the fixed-rate component of the AAPT loan.

(4)  Free Rent Reserve, Tenant Inducement and Capital Renovations as well.

(5) Letter in lieu of TI/L Reserves in an initial amount of $11.5 million. Overview of the Collateral


                    Geographic Diversification by
                      Cut-Off Date Loan Amounts

                          [GRAPHIC OMITTED]


                    Property-Type Distribution by
                      Cut-Off Date Loan Amounts

                          [GRAPHIC OMITTED]

Additional Loan Information
---------------------------

-    Removal of the Special Servicer
     -------------------------------

     The Pooling Agreement provides that holders of Certificates evidencing greater than 50% of the Percentage Interests of the most subordinate Class of Certificates then outstanding may replace the Special Servicer provided that each Rating Agency confirms that such replacement will not cause a qualification, withdrawal or downgrading of the then-current ratings assigned to any Class of Certificates.

-    Appraisal Reductions
     --------------------

     With respect to the first Distribution Date following the earliest of (i) the third anniversary of the date on which an extension of the maturity date of a Mortgage Loan becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 90 days after an uncured delinquency occurs in respect of a Mortgage Loan, (iii) 90 days after the date on which a reduction in the amount of Monthly Payments on a Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed, (v) immediately after a borrower declares bankruptcy and
     (vi) immediately after a Mortgage Loan becomes an REO Mortgage Loan each, an "Appraisal Reduction Event"), an "Appraisal Reduction Amount" will be calculated. The Appraisal Reduction Amount for any Distribution Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred will be an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by independent MAI appraisals (the costs of which shall be paid by the Master Servicer as an Advance) over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes and assessments and insurance premiums and all other amounts, including, if applicable, ground rents, due and unpaid under the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance). If no independent MAI appraisal has been obtained within twelve months prior to the first Distribution Date on or after an Appraisal Reduction Event has occurred, the Special Servicer will be required to estimate the value of the related Mortgaged Properties (the "Special Servicer's Appraisal Reduction Estimate") and such estimate will be used for purposes of determining the Appraisal Reduction Amount. Within 60 days after the Special Servicer receives notice or is otherwise aware of an Appraisal Reduction Event, the Special Servicer will be required to obtain an independent MAI appraisal, the cost of which will be paid by the Master Servicer as a Property Advance. On the first Distribution Date occurring on or after the delivery of such independent MAI appraisal, the Special Servicer will be required to adjust the Appraisal Reduction Amount to take into account such appraisal (regardless of whether the independent MAI appraisal is higher or lower than the Special Servicer's Appraisal Reduction Estimate). Annual updates of such independent MAI appraisal will be obtained during the continuance of an Appraisal Reduction Event and the Appraisal Reduction Amount will be adjusted accordingly.

-    Special Servicer/Loan Modifications
     -----------------------------------

     The initial Special Servicer will be (i) GMACCM with respect to the Mortgaged Loans, other than the Century Plaza Towers Loan and the Whitehall Pool Loan, and (ii) AMRESCO Management, Inc. with respect to the Century Plaza Towers Loan and the Whitehall Pool Loan. The Special Servicer will be responsible for servicing loans that, in general, are in default or are in imminent default and for administering REO properties. The Special Servicer may modify such loans, if such modification is consistent with the terms of the Pooling Agreement and, in the sole good faith of the Special Servicer's judgment, such modification is in the best interests of the Certificateholders.